UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2008

QWEST CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation or organization)

001-03040	84-0273800
(Commission file number)	(I.R.S. Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 992-1400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01.    Other Events.

Qwest Corporation (“Qwest” or the “Company” or “we” or “us” or “our”) is filing this Current Report on Form 8-K to present certain historical financial information taking into account the following changes made in the first quarter of 2008:

•

We changed the definitions we use to classify expenses as cost of sales, selling expenses or general, administrative and other operating expenses, and as a result certain expenses in our consolidated statements of operations have been reclassified. Operating expenses are now reported as follows:

•

Cost of sales are costs incurred in providing products and services to our customers. These include: employee-related costs directly attributable to operating and maintaining our network (such as salaries, wages and certain benefits); and other costs of sales directly related to our network operations (such as professional fees, materials and supplies and outsourced services).

•

Selling expenses are costs incurred in selling products and services to our customers. These include: employee-related costs directly attributable to selling products or services (such as salaries, wages, internal commissions and certain benefits); marketing, advertising and external commissions; bad debt; and other selling costs (such as professional fees and outsourced services).

•

General, administrative and other operating expenses are corporate overhead and other operating costs. These include: employee-related costs for administrative functions (such as salaries, wages and certain benefits); taxes and fees (such as property and other taxes and universal service fund charges); real estate and occupancy costs (such as rents and utility costs); and other general, administrative and other operating costs (such as professional fees, outsourced services, litigation related charges and general computer systems support services). General, administrative and other operating expenses also include our pension and post-retirement benefits costs for all employees.

We believe these changes allow users of our financial statements to better understand our cost structure and how we manage our business. These expense classifications may not be comparable to those of other companies. These changes had no impact on total operating expenses or net income for any period.

•

In light of regulatory changes in 2007 and consistent with the continuing strategy of our ultimate parent, Qwest Communications International Inc. (“QCII”), to simplify its and our corporate structure and gain operational efficiencies, QCII moved to us some administrative and other functions of our direct parent, Qwest Services Corporation (“QSC”), and merged into us two of QSC’s other wholly owned subsidiaries:

•	a procurement company that managed real estate and other supplier selection and negotiations; and

•	a computer system services company that handled development, application, maintenance, integration and testing of software.

Because these reorganization activities combined businesses that were already controlled by QCII, we are adjusting previously reported financial statements for all periods presented for these transferred businesses.

In connection with these past or future reorganization activities, we do not believe we have consummated, and we do not expect to consummate in the future, any business combinations or other transactions that will adversely affect our consolidated financial condition or results of operations.

To reflect the impact these changes would have had if they had been implemented in prior years and to aid the understanding of our future filings, we have recast certain financial information presented in our Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”). Attached as Exhibit 99.1 is our Management’s Discussion and Analysis of Financial Condition for the three-year period ended December 31, 2007, and attached as Exhibit 99.2 are our Consolidated Financial Statements as of December 31, 2007 and 2006, and for each of the years in the three-year period ended December 31, 2007.

This Current Report on Form 8-K reports only the changes described above and is filed for informational purposes only. We have not modified or updated any other disclosures presented in our 2007 Form 10-K, except as described in Note 18 to our consolidated financial statements in Exhibit 99.2. Accordingly, this Current Report on Form 8-K should be read in conjunction with our 2007 Form 10-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three-year period ended December 31, 2007.

99.2	Consolidated Financial Statements as of December 31, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2007.

Forward Looking Statements Warning

This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives, among others; our substantial indebtedness, and our inability to complete any efforts to further de-lever our balance sheet; adverse results of increased review and scrutiny by media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings; potential fluctuations in quarterly results; volatility of the stock price of our ultimate parent; intense competition in the markets in which we compete including the effects of consolidation in our industry; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and the ability of our ultimate parent to utilize net operating losses in projected amounts.

The information contained in this filing is a statement of Qwest’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest’s assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest’s assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This filing may include analysts’ estimates and other information prepared by third parties for which Qwest assumes no responsibility.

Qwest undertakes no obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements and other statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this filing, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST CORPORATION

DATE: April 4, 2008	By:	/s/ STEPHEN E. BRILZ
	Name:	Stephen E. Brilz
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three-year period ended December 31, 2007.

99.2	Consolidated Financial Statements as of December 31, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2007.

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